UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K/A

CURRENT REPORT

Date of Report (Date of earliest event reported) October 1, 2003

Commission file number 001-5996

DATAJUNGLE SOFTWARE INC.

(Exact name of small business issuer as specified in its charter)

                Nevada

  91-0835748

(State or other jurisdiction of

    (IRS Employer Identification Number)

incorporation or organization)

1 Hines Road, Suite 202, Ottawa, Ontario, Canada, K2K 3C7

(Address of principal executive offices)

Registrant’s Telephone Number, Including Area Code: (613) 254-7246

(Former name or former address, if changed since last report)

Item 7.

FINANCIAL STATEMENTS AND EXHIBITS

a.

Audited financial statements for years ended June 30, 2003 and 2002

This Form 8-K/A hereby amends Item 7a. of Form 8-K filed with the Securities and Exchange Commission on December 16, 2003 by providing audited financial statements for DataJungle Ltd. for the years ended June 30, 2003 and 2002.

Financial Statements of

DATAJUNGLE LTD.

Years ended June 30, 2003 and 2002

KPMG LLP
Chartered Accountants
Suite 2000
160 Elgin Street
Ottawa, ON K2P 2P8
Canada

Telephone (613) 212-KPMG (5764)
Telefax (613) 212-2896
www.kpmg.ca

AUDITORS' REPORT TO THE BOARD OF DIRECTORS

We have audited the accompanying balance sheets of DataJungle Ltd. as of June 30, 2003 and 2002 and the related statements of operations, changes in stockholders' deficiency and comprehensive loss and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of DataJungle Ltd. as of June 30, 2003 and 2002, and the results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in note 2(a) to the financial statements, the Company has minimal revenues, has negative working capital at June 30, 2003, and has incurred a loss for the year, as well as negative cash flow from operating activities in the same period. The Company has accumulated a deficit and a deficiency in stockholders' equity and its economic viability is dependent on its ability to generate additional sales and finance operational expenses which raises substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in note 2(a). The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

KPMG LLP

Chartered Accountants

Ottawa, Canada
March 26, 2004

DATAJUNGLE LTD.

Balance Sheets

June 30, 2003 and 2002

(In U.S. dollars)

=============================================================================

2003

2002

----------------------------------------------------------------------------------------------------------------------------------------------------------

Assets

Current assets:

Cash and cash equivalents

$

63,042

$

6,136

Restricted cash (note 3)

23,905

–

Accounts receivable (note 4)

36,987

2,489

Investment tax credits receivable

116,957

91,017

Work-in-process

138,937

–

Prepaid expenses

6,554

–

Due from related parties (note 9(a))

–

724

----------------------------------------------------------------------------------------------------------------------------------------------------------

386,382

100,366

Property and equipment (note 5)

16,710

26,278

----------------------------------------------------------------------------------------------------------------------------------------------------------

$

403,092

$

126,644

=============================================================================

Liabilities and Stockholders’ Deficiency

Current liabilities:

Accounts payable (note 6)

$

92,686

$

80,514

Accrued liabilities (note 7)

220,314

146,571

Promissory notes and other obligations payable (note 8)

454,831

39,960

Promissory notes and other obligations payable

   to related parties (note 9(b))

432,416

378,640

Current portion of capital lease obligation (note 10)

2,060

7,050

Deferred revenue

136,232

–

----------------------------------------------------------------------------------------------------------------------------------------------------------

1,338,539

652,735

Capital lease obligation (note 10)

–

1,831

Stockholders’ deficiency (note 11):

Common stock, no par value.  Authorized unlimited number

   of shares; issued and outstanding 12,922,859 shares in

   2003 (2002 - 12,062,239)

391,963

391,421

Accumulated other comprehensive loss

(119,581)

(16,772)

Deficit

(1,207,829)

(902,571)

----------------------------------------------------------------------------------------------------------------------------------------------------------

(935,447)

(527,922)

Basis of presentation (note 2(a))

Guarantees and commitments (note 16)

Subsequent events (note 21)

----------------------------------------------------------------------------------------------------------------------------------------------------------

$

403,092

$

126,644

=============================================================================

See accompanying notes to financial statements.

DATAJUNGLE LTD.

Statements of Operations

Years ended June 30, 2003 and 2002

(In U.S. dollars)

=============================================================================

2003

2002

----------------------------------------------------------------------------------------------------------------------------------------------------------

Revenues:

Products

$

96,994

$

12,868

Services

47,559

53,309

----------------------------------------------------------------------------------------------------------------------------------------------------------

144,553

66,177

Cost of revenues:

Cost of products

50,346

6,407

Cost of services

12,053

7,765

----------------------------------------------------------------------------------------------------------------------------------------------------------

62,399

14,172

----------------------------------------------------------------------------------------------------------------------------------------------------------

Gross margin

82,154

52,005

Expenses:

General and administrative

155,646

158,079

Sales and marketing

115,218

80,228

Research and development (note 13)

70,047

198,169

Depreciation of property and equipment

32,070

28,273

----------------------------------------------------------------------------------------------------------------------------------------------------------

372,981

464,749

----------------------------------------------------------------------------------------------------------------------------------------------------------

(290,827)

(412,744)

Other income (expenses):

Interest income

2,113

43

Interest expense

(60,570)

(25,191)

Foreign exchange gain

44,026

82

----------------------------------------------------------------------------------------------------------------------------------------------------------

(14,431)

(25,066)

----------------------------------------------------------------------------------------------------------------------------------------------------------

Net loss

$

(305,258)

$

(437,810)

=============================================================================

Loss per common share - basic and diluted (note 15)

$

0.02

$

0.04

=============================================================================

Weighted average common shares outstanding

12,708,293

11,693,136

=============================================================================

See accompanying notes to financial statements.

DATAJUNGLE LTD.

Statements of Changes in Stockholders’ Deficiency and Comprehensive Loss

For the two years ended June 30, 2003

(In U.S. dollars)

	Number	Common stock amount	Number	Preferred stock amount	Deficit	Accumulated other comprehensive loss	Total

Balances at June 30, 2001	12,145,000	$ 305	921,614	$ 368,832	$ (464,761)	$ (1,748)	$ (97,372)

Issued for cash	3,500,000	2,284	–	–	–	–	2,284
Issued for services	–	–	50,000	20,000	–	–	20,000
Exchanged on amalgamation (note 11(a))	(3,582,761)	388,832	(971,614)	(388,832)	–	–	–
Comprehensive loss:
Net loss	–	–	–	–	(437,810)	–	(437,810)
Currency translation adjustment	–	–	–	–	–	(15,024)	(15,024)
Comprehensive loss							(452,834)

Balances at June 30,2002	12,062,239	391,421	–	–	(902,571)	(16,772)	(527,922)

Issued for cash	860,620	542	–	–	–	–	542
Comprehensive loss:
Net loss	–	–	–	–	(305,258)	–	(305,258)
Currency translation adjustment	–	–	–	–	–	(102,809)	(102,809)
Comprehensive loss							(408,067)

Balances at June 30,2003	12,922,859	$391,963	–	$ –	$ (1,207,829)	$ (119,581)	$ (935,447)

See accompanying notes to financial statements.

DATAJUNGLE LTD.

Statements of Cash Flows

Years ended June 30, 2003 and 2002

(In U.S. dollars)

=============================================================================

2003

2002

----------------------------------------------------------------------------------------------------------------------------------------------------------

Cash flows from operating activities:

Net loss

$

(305,258)

$

(437,810)

Items not involving cash:

Depreciation of property and equipment

32,070

28,273

Consulting services

–

20,000

Non-cash interest expense

59,435

22,895

Change in non-cash operating working capital (note 19)

(59,160)

9,881

----------------------------------------------------------------------------------------------------------------------------------------------------------

Net cash used in operating activities

(272,913)

(356,761)

Cash flows from investing activities:

Purchase of property and equipment

(20,595)

(461)

Cash flows from financing activities:

Proceeds from promissory notes and other

  obligations payable

418,891

355,152

Repayment of capital lease obligation

(7,079)

(5,609)

Issuance of common stock

542

2,284

----------------------------------------------------------------------------------------------------------------------------------------------------------

Net cash provided by financing activities

412,354

351,827

Effects of exchange rates on cash and cash equivalents

(38,035)

(1,270)

----------------------------------------------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in cash and cash equivalents

80,811

(6,665)

Cash and cash equivalents, beginning of year

6,136

12,801

----------------------------------------------------------------------------------------------------------------------------------------------------------

Cash and cash equivalents, end of year

$

86,947

$

6,136

=============================================================================

See accompanying notes to financial statements.

DATAJUNGLE LTD.

Notes to Financial Statements

Years ended June 30, 2003 and 2002

(In U.S. dollars)

=============================================================================

1.

General:

DataJungle Ltd. (the “Company”) is a developer and provider of software that transforms business data into interactive tables, charts and maps.  The Company’s web-based software reporting solutions can be assembled from pre-built components and integrated with any data server and business intelligence software product.

DataJungle Corp. (“DJ Corp.”) was incorporated on June 15, 2000 under the Canada Business Corporations Act.  DJ Corp. was the operating company until December 31, 2000 at which time DJ Corp. entered into an Asset Purchase Agreement with DataJungle, Inc. (“DJ Inc.”), a company under common control, incorporated on August 4, 2000 under the laws of the State of Delaware.  Under the Asset Purchase Agreement, DJ Inc. agreed to purchase the assets and assume the liabilities of DJ Corp.  This transaction was accounted for on a continuity-of-interests basis.

Effective August 15, 2001, the charter of DJ Inc. was transferred to the jurisdiction of Canada pursuant to a Certificate of Transfer filed with the State of Delaware and a Certificate of Continuance filed with Industry Canada.  Immediately after the transfer of the charter to Canada, DJ Inc. amalgamated with 3853021 Canada Inc. (“3853021”), a Canadian company incorporated on July 27, 2001, to form DataJungle Ltd., the current operating company.  The amalgamation was accounted for as a recapitalization of 3853021 by DJ Inc., effectively as if DJ Inc. had issued shares for consideration equal to the net monetary assets of 3853021.  As a result, the financial statements of the Company are considered a continuation of the financial statements of DJ Inc.  As such, the net assets of DJ Inc. have remained at their carrying value and the net assets of 3853021 have been recorded at their fair value.

2.

Summary of significant accounting policies:

(a)

Basis of presentation:

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America and include the combined results for DJ Inc., 3853021 and the Company for the period from July 1, 2001 to June 30, 2003.

The financial statements have been prepared assuming that the Company will continue as a going concern.  The Company has minimal revenues, has negative working capital of $952,157 as at June 30, 2003, and has incurred a loss of $305,258 and negative cash flow from operations of $272,913 for the year then ended.  The Company has an accumulated deficit of $1,207,829 and has a stockholders’ deficiency of $935,447.  In addition, the Company expects to continue to incur operating losses for the foreseeable future and has no lines of credit or other financing facilities in place.  To date, the Company has been able to finance its operations on a month-to-month basis from investors who recognize the advancement of the Company’s activities.

DATAJUNGLE LTD.

Notes to Financial Statements, page 2

Years ended June 30, 2003 and 2002

(In U.S. dollars)

=============================================================================

2.

Summary of significant accounting policies (continued):

(a)

Basis of presentation (continued):

All of the factors above raise substantial doubt about the Company’s ability to continue as a going concern.  Management’s plans to address these issues include raising capital through the private placement of equity and renegotiating the repayment terms of accounts payable, accrued liabilities and promissory notes payable.  The Company’s ability to continue as a going concern is subject to management’s ability to successfully implement the above plans.  Failure to implement these plans could have a material adverse effect on the Company’s position and or results of operations and may result in ceasing operations.  The financial statements do not include adjustments that would be required if the assets are not realized and the liabilities settled in the normal course of operations.

Even if successful in obtaining financing in the near term, the Company cannot be certain that cash generated from its future operations will be sufficient to satisfy its liquidity requirements in the longer term and it may need to continue to raise capital by selling additional equity or by obtaining credit facilities.  The Company’s future capital requirements will depend on many factors, including, but not limited to, the market acceptance of its products, the level of its promotional activities and advertising required to generate product sales.  No assurance can be given that any such additional funding will be available or that, if available, it can be obtained on terms favourable to the Company.

(b)

Use of estimates:

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, as well as disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods.  Actual results may differ from those estimates.

Significant management estimates include assumptions used in estimating investment tax credits receivable.  Receipt of these credits is dependent on Canada Revenue Agency’s review and acceptance of the eligibility of expenditures.

(c)

Comprehensive loss:

Comprehensive loss includes the net loss and other comprehensive loss (“OCL”).  OCL refers to changes in net assets from transactions and other events and circumstances other than transactions with stockholders.  These changes are recorded directly as a separate component of stockholders’ deficiency and excluded from net loss.  The only comprehensive loss item for the Company relates to foreign currency translation adjustments pertaining to the translation of the Company’s financial statements from Canadian dollars, the functional currency of the Company, to U.S. dollars, the reporting currency.

DATAJUNGLE LTD.

Notes to Financial Statements, page 3

Years ended June 30, 2003 and 2002

(In U.S. dollars)

=============================================================================

2.

Summary of significant accounting policies (continued):

(d)  Foreign currency translation:

The financial statements of the Company have been translated into U.S. dollars in a manner similar to the Financial Accounting Standards Board’s Statement No. 52, “Foreign Currency Translation” for the translation of foreign functional currency operations.  The financial statements of the Company are measured using the Canadian dollar as the functional currency however, the Company has chosen to use the U.S. dollar as its reporting currency.  All balance sheet amounts, with the exception of equity accounts, have been translated into U.S. dollars using the exchange rates in effect at the balance sheet date.  Equity accounts have been translated into U.S. dollars using the historical exchange rate.  Revenues and expenses have been translated into U.S. dollars using the average exchange rate for the period.  Gains and losses from the changes in exchange rates from year to year have been reported as a separate component of stockholders’ deficiency.

(e)  Revenue recognition:

The Company recognizes revenue using the completed contract method in accordance with the guidance in Statement of Position 81-1, “Accounting for Performance of Construction-Type and Certain Production-Type Contracts”.  Under the completed contract method, revenue is recognized in the period when all substantial obligations of the Company under the terms and conditions of a contract have been satisfied.  Cash receipts received in advance of the recognition of revenue and rights to advance payments are recorded in the balance sheet as deferred revenue.  Management anticipates that all of the substantial obligations of the Company under the contracts deferred at June 30, 2003 will be met during fiscal 2004 and the respective revenue will be recognized at that time.  Labor costs associated with a contract that has not been recognized as revenue are capitalized in the balance sheet as work in process.  A provision for contract losses is recognized as soon as the losses become evident.

(f)  Cash equivalents:

The Company considers cash equivalents to be highly liquid investments with original maturities of three months or less and restricted cash as it is available for use for current purposes.

(g)

Property and equipment:

Property and equipment is stated at cost less accumulated depreciation.  Property under capital lease is initially recorded at the present value of the minimum lease payments at the inception of the lease.  Depreciation is provided over the estimated useful lives of the underlying assets on a straight-line basis using the following annual rates:

DATAJUNGLE LTD.

Notes to Financial Statements, page 4

Years ended June 30, 2003 and 2002

(In U.S. dollars)

=============================================================================

2.

Summary of significant accounting policies (continued):

(g)

Property and equipment (continued):

=============================================================================

Asset

Useful life

----------------------------------------------------------------------------------------------------------------------------------------------------------

Office equipment

3 years

Computer hardware

3 years

Computer software

2 years

=============================================================================

(h)

Leases:

Leases are classified as either capital or operating in nature.  Capital leases are those which substantially transfer the benefits and risk of ownership to the Company.  Assets acquired under capital leases are depreciated at the same rates as those described in note 2(g).  Obligations recorded under capital leases are reduced by the principal portion of lease payments.  The imputed interest portion of lease payments is charged to expense.

(i)  Research and development:

Costs related to research, design and development of software products are charged to research and development expense as incurred unless they meet generally accepted criteria for deferral and amortization.  Software development costs incurred prior to the establishment of technological feasibility do not meet these criteria and are expensed as incurred.  Research costs are expensed as incurred.  To date, the Company has not capitalized any software development costs except costs recognized as work in process in accordance with the completed contract method of revenue recognition.

(j)

Investment tax credits:

Investment tax credits are accounted for using the cost reduction approach whereby they are recorded as a reduction of the related expense or the cost of the assets acquired when there is reasonable assurance that they will be realized.

(k)

Government assistance:

Government assistance is recorded as a reduction of the related expense or the cost of the assets acquired.  Government assistance is recorded in the accounts when reasonable assurance exists that the Company has complied with the terms and conditions of the approved grant program.

(l)

Advertising:

Advertising costs are expensed as incurred.  Advertising costs amounted to $24,000 for the year ended June 30, 2003 (June 30, 2002 - $Nil).

DATAJUNGLE LTD.

Notes to Financial Statements, page 5

Years ended June 30, 2003 and 2002

(In U.S. dollars)

=============================================================================

2.

Summary of significant accounting policies (continued):

(m)

Income taxes:

Deferred income taxes are determined using the asset and liability method, whereby deferred income tax is recognized on temporary differences using enacted tax rates that are expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.  Temporary differences between the carrying values of assets or liabilities used for tax purposes and those used for financial reporting purposes arise in one period and reverse in one or more subsequent periods.  In assessing the realizability of deferred tax assets, management considers known and anticipated factors impacting whether some portion or all of the deferred tax assets will not be realized.  To the extent that the realization of deferred tax assets is not considered to be more likely than not, a valuation allowance is provided.

(n)

Stock-based compensation:

The Company applies the intrinsic value-based method of accounting prescribed by Accounting Principles Board (“APB”) Opinion No. 25, “Accounting for Stock Issued to Employees”, and related interpretations including FASB Interpretation No. 44, “Accounting for Certain Transactions involving Stock Compensation an interpretation of APB Opinion No. 25” issued in March 2000, to account for its stock options for employees.  Under this method, compensation expense is recorded on the date of grant only if the current market price of the underlying stock exceeded the exercise price.  Statement of Financial Accounting Standards (“SFAS”) No. 123, “Accounting for Stock-Based Compensation,” established accounting and disclosure requirements using a fair value-based method of accounting for stock-based employee compensation plans.  These provisions are required to be applied to stock compensation granted to non-employees.  As allowed by SFAS No. 123, the Company has elected to continue to apply the intrinsic value-based method of accounting described above, and has adopted the disclosure requirements of SFAS No. 123.

If the fair value-based method had been applied to all outstanding and unvested awards, no stock-based employee compensation expense would have been recorded, and therefore the net loss, as well as the loss per common share, would have remained the same if the fair value-based method had been applied to all awards.

DATAJUNGLE LTD.

Notes to Financial Statements, page 6

Years ended June 30, 2003 and 2002

(In U.S. dollars)

=============================================================================

2.

Summary of significant accounting policies (continued):

(o)

Impairment or disposal of long-lived assets:

The Company accounts for long-lived assets in accordance with SFAS No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets”.  This Statement requires that long-lived assets be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable.  Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to future net cash flows expected to be generated by the asset.  If the carrying amount of an asset exceeds its estimated future cash flows, an impairment charge is recognized by the amount by which the carrying amount of the asset exceeds the fair value of the asset.  Assets to be disposed of are reported at the lower of the carrying amount or fair value less costs to sell.

3.

Restricted cash:

Restricted cash represents cash held in trust by a lender to the Company.  Pursuant to a Service Agreement, the Company requires the signature of the lender in order to access the balance held in trust.

4.

Accounts receivable:

=============================================================================

2003

2002

----------------------------------------------------------------------------------------------------------------------------------------------------------

Trade accounts receivable

$

32,241

$

1,516

Other

4,746

973

----------------------------------------------------------------------------------------------------------------------------------------------------------

$

36,987

$

2,489

=============================================================================

All trade accounts receivable are due in U.S. dollars.

DATAJUNGLE LTD.

Notes to Financial Statements, page 7

Years ended June 30, 2003 and 2002

(In U.S. dollars)

=============================================================================

5.

Property and equipment:

=============================================================================

2003

Accumulated

Net book

Cost

depreciation

value

----------------------------------------------------------------------------------------------------------------------------------------------------------

Office equipment

$

22,732

$

19,401

$

3,331

Computer hardware

66,229

53,793

12,436

Computer software

6,844

6,844

–

----------------------------------------------------------------------------------------------------------------------------------------------------------

95,805

80,038

15,767

Computer hardware under capital lease

22,612

21,669

943

----------------------------------------------------------------------------------------------------------------------------------------------------------

$

118,417

$

101,707

$

16,710

=============================================================================

2002

Accumulated

Net book

Cost

depreciation

value

----------------------------------------------------------------------------------------------------------------------------------------------------------

Office equipment

$

15,761

$

10,727

$

5,034

Computer hardware

42,791

29,083

13,708

Computer software

6,082

6,082

–

----------------------------------------------------------------------------------------------------------------------------------------------------------

64,634

45,892

18,742

Computer hardware under capital lease

20,096

12,560

7,536

----------------------------------------------------------------------------------------------------------------------------------------------------------

$

84,730

$

58,452

$

26,278

=============================================================================

6.

Accounts payable:

=============================================================================

2003

2002

----------------------------------------------------------------------------------------------------------------------------------------------------------

Trade accounts payable

$

17,357

$

16,595

Professional fees

50,548

43,628

Advertising fees

8,000

–

Employee related payables

3,314

11,181

Other

13,467

9,110

----------------------------------------------------------------------------------------------------------------------------------------------------------

$

92,686

$

80,514

=============================================================================

DATAJUNGLE LTD.

Notes to Financial Statements, page 8

Years ended June 30, 2003 and 2002

(In U.S. dollars)

=============================================================================

7.

Accrued liabilities:

=============================================================================

2003

2002

----------------------------------------------------------------------------------------------------------------------------------------------------------

Employee related accruals

$

103,133

$

108,145

Interest

89,472

23,693

Professional fees

22,263

9,893

Rent

5,446

4,840

----------------------------------------------------------------------------------------------------------------------------------------------------------

$

220,314

$

146,571

=============================================================================

8.

Promissory notes and other obligations payable:

=============================================================================

2003

2002

----------------------------------------------------------------------------------------------------------------------------------------------------------

Promissory note, maturing on October 7, 2003, bearing

   interest at 5% per annum, convertible at the option of the holder into common stock of the Company at any time,

   unsecured (note 8(a))

$

400,000

$

–

Repayable contribution from the Government of Canada,

   payable on demand, unsecured (note 8(b))

32,568

26,769

Promissory note, payable on seven days notice by the

   lender described in 9(b)(i), maturing on May 16, 2005, bearing interest at 10% per annum compounded semi-annually,

   convertible at the option of the Company into common stock of the Company at any time and secured by a general

   security agreement (note 8(c))

14,842

13,191

Promissory note, payable on seven days notice by the

   lender described in 9(b)(i), maturing on June 30, 2005, bearing interest at 10% per annum compounded semi-annually,

   convertible at the option of the Company into common stock of the Company at any time and secured by a general

   security agreement (note 8(c))

7,421

–

----------------------------------------------------------------------------------------------------------------------------------------------------------

$

454,831

$

39,960

=============================================================================

DATAJUNGLE LTD.

Notes to Financial Statements, page 9

Years ended June 30, 2003 and 2002

(In U.S. dollars)

=============================================================================

8.

Promissory notes and other obligations payable (continued):

Additional terms and conditions related to the promissory notes and other obligations payable are as follows:

(a)

Under the terms of the October 7, 2003 promissory note, the Company may repay all or any part of principal or interest at any time without notice, penalty or bonus.  The lender can convert all or part of the principal and accrued interest into common stock of the Company at the rate of one share of common stock for each $0.33 of debt converted or at such lower rate paid by any third party dealing at arm’s length with the Company (the “Conversion Rate”).  In the event that the shares of the Company are quoted on a public market in the U.S., the Company may require that all or any portion of the principal and accrued interest be converted to common stock of the Company at the Conversion Rate.  Subsequent to year end, this promissory note together with accrued interest were converted into 4,452,624 common shares of Quad Metals Corporation (note 21(a)).

(b)

The Company received assistance for certain of its operating costs from the Government of Canada in the form of a repayable, non-interest bearing contribution.  Originally, the repayable contribution from the Government of Canada was repayable in five equal annual instalments commencing on July 1, 2004.  However, in January 2003, the Company breached a condition of the agreement with the Government of Canada which required the Company to be located in the Province of Quebec.  As a result of this breach, the Government of Canada has the right to charge interest on the amount outstanding and require that the Company provide security and to demand immediate repayment.  As a consequence, the Company has accrued interest on the amount outstanding at rates prescribed by the Government of Canada (ranging from 5.25% to 6.5% per annum) and has classified the repayable contribution as a current liability.

(c)

Under the terms of the May 16, 2005 and June 30, 2005 promissory notes, the Company may repay all or any part of principal and interest at any time without notice, penalty or bonus.  The Company may require the principal and interest be converted to common stock of the Company on terms and conditions similar to that accepted by the related party described in 9(b)(i).  Subsequent to year end, these promissory notes together with accrued interest were converted into 226,256 common shares of Quad Metals Corporation (note 21(a)).

9.

Related party transactions:

(a)

Due from related parties:

The amount due from related parties represents cash advances to an Officer of the Company with no specific terms of repayment.

DATAJUNGLE LTD.

Notes to Financial Statements, page 10

Years ended June 30, 2003 and 2002

(In U.S. dollars)

=============================================================================

9.

Related party transactions (continued):

(b)

Promissory notes and other obligations payable to related parties:

=============================================================================

2003

2002

----------------------------------------------------------------------------------------------------------------------------------------------------------

Promissory note, payable on seven days notice, no fixed

   repayment terms, bearing interest at 10% per annum

   compounded semi-annually, convertible at the option

   of the holder into common stock of the Company at any

   time and secured by a general security agreement

   representing a first floating charge on all assets of the

   Company (note 9(b)(i))

$

374,174

$

324,891

Promissory note payable to a Director of the Company on

   seven days notice by the lender described in 9(b)(i),

   maturing on June 30, 2005, bearing interest at 10% per

   annum compounded semi-annually, convertible at the

   option of the Company into common stock of the

   Company at any time and secured by a general security

   agreement (note 9(b)(ii))

7,421

–

Amounts owing to a shareholder of the Company payable

   on December 15, 2003, bearing interest at 7% per annum,

   unsecured (note 9(b)(iii))

47,081

47,081

Amounts owing to a corporation controlled by a Director

   and Officer of the Company, non-interest bearing and

   repayable in monthly instalments of $626 commencing

   January 15, 2003

3,740

6,668

----------------------------------------------------------------------------------------------------------------------------------------------------------

$

432,416

$

378,640

=============================================================================

DATAJUNGLE LTD.

Notes to Financial Statements, page 11

Years ended June 30, 2003 and 2002

(In U.S. dollars)

=============================================================================

9.

Related party transactions (continued):

(b)

Promissory notes and other obligations payable to related parties (continued):

Additional terms and conditions related to the promissory notes and loans payable to related parties are as follows:

(i)

Under the terms of the promissory note, the Company can repay all amounts of principal and interest at any time without penalty or bonus.  In accordance with the terms of a Memorandum of Agreement dated February 21, 2003, the lender has a right to convert all amounts of principal and interest to common stock of the Company at the rate of one common share for each $0.15 Canadian of debt converted or at such lower rate paid by any third party dealing at arm’s length with the Company.  In addition, as long as at least $100,000 Canadian of principal and interest is outstanding, the lender has certain rights related to management and direction of the Company.  Included in accrued liabilities is $62,996 (2002 – $19,900) in accrued interest on this note.  Subsequent to year end, the lender agreed to modify the terms of the promissory note and waived all interest to be accrued after September 16, 2003.  In addition, the lender agreed that the promissory note together with accrued interest would be convertible, at the lender’s option, to 4,009,302 common shares of Quad Metals Corporation (note 21(a)).  On December 15, 2003, the lender advanced an additional $34,286 under the terms of the promissory note as amended.

(ii)

Under the terms of this promissory note, the Company may repay principal and interest at any time.  The Company may require the principal and interest be converted to common stock of the Company at terms and conditions similar to that accepted by the lender described in (i).  Included in accrued liabilities is $607 (2002 – $Nil) in accrued interest on this note.  Subsequent to year end, this promissory note together with accrued interest was converted to 73,594 common shares of Quad Metals Corporation (note 21(a)).

(iii)

Amounts owing to a shareholder of the Company bear interest at 7% per annum payable semi-annually in arrears with the principal becoming due on December 15, 2003.  The Company may repay the principal at any time prior to this date without penalty or bonus.  To date, the Company has not made any payments of interest on this obligation.  Included in accrued liabilities is $6,591 (2002 - $3,296) in accrued interest on this obligation.  Subsequent to year end, this shareholder agreed to convert the amount owing to 430,223 common shares of Quad Metals Corporation (note 21(a)).  In addition, the shareholder agreed to waive interest accrued on this obligation.

DATAJUNGLE LTD.

Notes to Financial Statements, page 12

Years ended June 30, 2003 and 2002

(In U.S. dollars)

=============================================================================

10.

Capital lease obligation:

Future minimum capital lease payments are as follows:

=============================================================================

2003

2002

----------------------------------------------------------------------------------------------------------------------------------------------------------

Year ended June 30:

2003

$

–

$

8,180

2004

2,060

1,831

Total minimum lease payments

2,060

10,011

Less amount representing interest (at approximately 19.6%)

–

1,130

Present value of minimum lease payments

2,060

8,881

Less current portion of capital lease obligation

2,060

7,050

----------------------------------------------------------------------------------------------------------------------------------------------------------

$

–

$

1,831

=============================================================================

11.

Stockholders’ deficiency:

(a)

Amalgamation:

On August 15, 2001, DJ Inc. amalgamated with 3853021 to form DataJungle Ltd.  Immediately prior to the amalgamation, DJ Inc. had 12,145,000 shares of common stock and 971,614 shares of Series A convertible preferred stock outstanding with book values of $305 and $388,832, respectively.  Immediately prior to the amalgamation, 3853021 had 3,500,000 shares of common stock outstanding with a book value of $2,284.

Under the terms of the Amalgamation Agreement between DJ Inc. and 3853021, the shares of DJ Inc. and 3853021 became issued and fully paid shares of common stock in the Company as follows:

=============================================================================

Number of

common shares

Dollar

of DataJungle Ltd.

value

----------------------------------------------------------------------------------------------------------------------------------------------------------

12,145,000 shares of common stock of DJ Inc.

7,590,625

$

305

971,614 shares of Series A convertible stock of DJ Inc.

971,614

388,832

3,500,000 shares of common stock of 3853021

3,500,000

2,284

----------------------------------------------------------------------------------------------------------------------------------------------------------

12,062,239

$

391,421

=============================================================================

DATAJUNGLE LTD.

Notes to Financial Statements, page 13

Years ended June 30, 2003 and 2002

(In U.S. dollars)

=============================================================================

11.

Stockholders’ deficiency (continued):

(b)

Preferred stock:

On July 1, 2001, DJ Inc. had 921,614 shares of Series A convertible preferred stock outstanding with a book value of $368,832.  Immediately thereafter, but prior to the amalgamation described in 11(a), DJ Inc. issued 50,000 shares of Series A preferred stock for consulting services.  $20,000, representing the fair value of the shares issued has been included in general and administrative expenses on the statement of operations.

12.

Stock option plan:

In 2003, the Company adopted a Stock Option Plan (the “Plan”) pursuant to which the Company’s Board of Directors may grant stock options to officers and key employees.  The Plan authorizes grants of options to purchase up to 4,500,000 shares of authorized but unissued common stock.  Stock options can be granted with an exercise price equal to or greater than the stock’s fair market value at the date of grant.  All stock options have terms as determined by the Board of Directors and vest within three years and become fully exercisable up to seven years from the date of grant.

At June 30, 2003, there were 3,141,925 additional shares available for grant under the Plan.  The per share weighted average fair value of stock options granted during 2003 was $Nil (2002 - $Nil) on the date of grant using the Black Scholes option-pricing model (excluding a volatility assumption) with the following weighted average assumptions: 2003 – expected dividend yield 0%, risk-free interest rate of 3.41%, and an expected life of 6 years.

A summary of the status of the stock options at June 30, 2003 and 2002 is as follows:

=============================================================================

2003

2002

Weighted

Weighted

average

average

exercise

exercise

Shares

price

Shares

price

----------------------------------------------------------------------------------------------------------------------------------------------------------

Options outstanding, beginning of year

882,825

$

0.40

1,273,551

$

0.40

Granted

475,250

0.04

–

–

Forfeited

–

–

(390,726)

(0.40)

----------------------------------------------------------------------------------------------------------------------------------------------------------

Options outstanding, end of year

1,358,075

$

0.15

882,825

$

0.40

=============================================================================

DATAJUNGLE LTD.

Notes to Financial Statements, page 14

Years ended June 30, 2003 and 2002

(In U.S. dollars)

=============================================================================

12.

Stock option plan (continued):

The following table summarizes information about stock options outstanding at June 30, 2003:

=============================================================================

Options

Options

outstanding

exercisable

----------------------------------------------------------------------------------------------------------------------------------------------------------

Weighted

Weighted

Weighted

Range

Number

average

average

Number

average

of exercise

outstanding

remaining

exercise

exercisable

exercise

prices

at 6/30/03

contractual life

price

at 6/30/03

price

----------------------------------------------------------------------------------------------------------------------------------------------------------

$

0.01

300,250

5.14 years

$

0.01

300,250

$   0.01

0.11

753,787

5.34 years

0.11

683,787

0.11

0.40

304,038

7.29 years

0.40

265,704

0.40

----------------------------------------------------------------------------------------------------------------------------------------------------------

1,358,075

$

0.15

1,249,741

$

0.14

=============================================================================

In 2001, the Company granted 138,000 options in exchange for consulting services.  Non-cash consulting fees arising as a result of the requirement to mark to market the options until the measurement date is reached were nominal for the years ended June 30, 2003 and 2002.

During the years ended June 30, 2003 and 2002, the Company modified the terms of certain stock options granted to employees to reduce the exercise price and/or extend the expiry date.  In addition, the Company modified the terms of certain stock options granted to employees to allow them to retain the award upon a change in status from employee to non-employee.  No non-cash compensation charge was recorded as the fair value of the options was $Nil.

13.

Research and development:

=============================================================================

2003

2002

----------------------------------------------------------------------------------------------------------------------------------------------------------

Incurred during the year

$

174,418

$

286,123

Less: investment tax credits

(104,371)

(87,954)

----------------------------------------------------------------------------------------------------------------------------------------------------------

$

70,047

$

198,169

=============================================================================

DATAJUNGLE LTD.

Notes to Financial Statements, page 15

Years ended June 30, 2003 and 2002

(In U.S. dollars)

=============================================================================

14.

Income taxes:

Deferred income taxes reflect the impact of temporary differences between amounts of assets and liabilities as reported for financial reporting purposes and such amounts as measured by tax laws.  The tax effects of temporary differences that gave rise to significant portions of the deferred tax asset and deferred tax liability are as follows:

=============================================================================

2003

2002

----------------------------------------------------------------------------------------------------------------------------------------------------------

Deferred tax asset:

Net operating loss carryforwards

$

260,000

$

129,000

Unclaimed scientific research and experimental
development

56,000

23,000

Property and equipment

10,000

8,000

----------------------------------------------------------------------------------------------------------------------------------------------------------

Total gross deferred tax asset

326,000

160,000

Valuation allowance

(326,000)

(160,000)

----------------------------------------------------------------------------------------------------------------------------------------------------------

Net deferred taxes

$

–

$

–

=============================================================================

Income tax expense varies from the amount that would be computed by applying the enacted Canadian federal income tax rate to the net loss as a result of the following:

=============================================================================

2003

2002

----------------------------------------------------------------------------------------------------------------------------------------------------------

Expected tax rate

36.87%

40.37%

Expected tax recovery

$

(112,549)

$

(176,744)

Increase (decrease) in taxes resulting from:

Change in valuation allowance

166,000

160,000

Difference between current and enacted tax rates

20,000

45,000

Provincial differences

(9,000)

(8,000)

Foreign exchange

(27,000)

–

Other

(37,451)

(20,256)

----------------------------------------------------------------------------------------------------------------------------------------------------------

$

–

$

–

=============================================================================

DATAJUNGLE LTD.

Notes to Financial Statements, page 16

Years ended June 30, 2003 and 2002

(In U.S. dollars)

=============================================================================

14.

Income taxes (continued):

The Company has net operating loss carryforwards available to be applied against taxable income and which expire as follows:

2008

$

191,000

2009

290,000

2010

378,000

----------------------------------------------------------------------------------------------------------------------------------------------------------

$

859,000

=============================================================================

In addition, the Company has amounts deductible for income tax purposes in excess of amounts deducted for book purposes of $193,000 which relate primarily to unclaimed scientific research and experimental development expenditures.  In addition, the Company has investment tax credits of $20,000 which are available to reduce Canadian income taxes payable in future years up to 2013, the benefit of which has not been reflected in these financial statements.

15.

Net loss per share:

As the Company incurred a net loss during the years ended June 30, 2003 and 2002, the loss per common share is based on the weighted average common shares outstanding.  The following outstanding instruments could potentially dilute loss per share for the periods presented:

=============================================================================

Number of shares issued upon:

2003

2002

----------------------------------------------------------------------------------------------------------------------------------------------------------

Exercise of options to purchase common stock

1,358,075

882,825

Conversion of promissory notes

5,479,438

906,833

=============================================================================

16.

Guarantees and commitments:

(a)

Guarantees:

The Company has entered into agreements that contain features which meet the definition of a guarantee under FASB Interpretation No. 45 (“FIN 45”).  FIN 45 defines a guarantee to be a contract that contingently requires the Company to make payments (either in cash, financial instruments, other assets, common shares of the Company or through provision of services) to a third party based on changes in an underlying economic characteristic (such as interest rates or market value) that is related to an asset, liability or an equity security of the other party.  The Company has the following guarantees which are subject to the disclosure requirements of FIN 45:

DATAJUNGLE LTD.

Notes to Financial Statements, page 17

Years ended June 30, 2003 and 2002

(In U.S. dollars)

=============================================================================

16.

Guarantees and commitments (continued):

(a)

Guarantees (continued):

Product warranties

As part of the normal sale of software products, the Company has provided certain of its customers with product warranties of 30 days from the date of sale.  Based on management’s best estimate of probable liability under its product warranties, no product warranty accrual was recorded as of June 30, 2003 and 2002.

(b)

Commitments:

Operating lease

The Company has entered into an operating lease agreement for office space that expires on December 31, 2004.  The future minimum lease payments, excluding operating costs, are approximately as follows: 2004 - $75,100; and 2005 - $31,300.

Rent expense for operating leases for the years ended June 30, 2003 and June 30, 2002 was $45,275 and $63,019, respectively.

17.

Financial instruments:

The carrying value of cash and cash equivalents, restricted cash, accounts receivable, due from related parties, accounts payable, accrued liabilities, promissory notes and other obligations payable and promissory notes and loans payable to related parties approximate fair value due to the short term to maturity of these instruments.

The fair value of the capital lease obligation is $2,060 (2002 - $10,590) determined by calculating the present value of contractual future payments, discounted at the current market rates of interest available to the Company for the same or similar debt instruments.

18.

Segmented reporting:

The Company operates in one dominant industry segment, which involves providing web-based software solutions that translate data into tables, charts and maps.  The Company’s solutions can extend the functionality of business intelligence software packages from other vendors by adding pre-built software objects on top of those vendor’s solutions.  Alternatively, the Company’s pre-built software objects can be assembled and bundled with data from major data vendors to provide functionality and enhanced presentation capabilities.

DATAJUNGLE LTD.

Notes to Financial Statements, page 18

Years ended June 30, 2003 and 2002

(In U.S. dollars)

=============================================================================

18.

Segmented reporting (continued):

External revenues attributable to geographic areas based on the location of the customer are as follows:

=============================================================================

2003

2002

----------------------------------------------------------------------------------------------------------------------------------------------------------

United States

$

144,553

$

66,177

=============================================================================

The Company’s assets are located as follows:

=============================================================================

2003

2002

----------------------------------------------------------------------------------------------------------------------------------------------------------

Canada

$

403,092

$

126,644

=============================================================================

19.

Statement of cash flows:

(a)

Change in non-cash operating working capital:

=============================================================================

2003

2002

----------------------------------------------------------------------------------------------------------------------------------------------------------

Accounts receivable

$

(30,644)

$

17,326

Investment tax credits receivable

(12,980)

(87,947)

Work-in-process

(123,985)

–

Prepaid expenses

(5,849)

34,966

Due from related parties

726

2,684

Accounts payable

1,868

12,634

Accrued liabilities

(10,005)

51,090

Deferred revenue

121,709

(20,872)

----------------------------------------------------------------------------------------------------------------------------------------------------------

$

(59,160)

$

9,881

=============================================================================

(b)

Supplemental cash flow information:

During the year ended June 30, 2003, the Company paid interest of $1,135 (2002 - $2,296).

20.

Economic dependence:

The Company’s three most significant customers account for 100% of revenue for the year ended June 30, 2003 (2002 – 93%).

DATAJUNGLE LTD.

Notes to Financial Statements, page 19

Years ended June 30, 2003 and 2002

(In U.S. dollars)

=============================================================================

21.

Subsequent events:

(a)

Share exchange agreement:

On July 9, 2003, the Company entered into a Letter of Intent with Quad Metals Corporation (“Quad”) whereby Quad agreed to acquire all of the issued and outstanding common shares of the Company.  Subsequent to entering into this Letter of Intent, Quad and the Company entered into a Share Exchange Agreement (the “Agreement”) which provided for Quad to issue up to 7,753,719 common shares in exchange for all of the issued and outstanding common shares of the Company and 5,249,281 common shares of Quad for the conversion of approximately $585,000 in convertible promissory notes of the Company.  The obligation to issue 5,249,281 common shares was subsequently reduced to 5,182,697 common shares due to the waiver of interest by a holder of notes of the Company.  In addition, the Agreement provided for Quad to issue 838,848 options to purchase common shares of Quad in exchange for outstanding options to purchase common shares of the Company.  Quad also agreed to guarantee approximately $447,000 of convertible promissory notes of the Company and to permit these notes to be converted at any time into 4,009,302 common shares of Quad.  The share exchange pursuant to this Agreement was considered complete and effective on October 1, 2003.  On November 18, 2003, Quad changed its name to DataJungle Software Inc.

(a)

Issuance of common shares:

Subsequent to completion of the transaction described in note 21(a), the Company received $277,950 to purchase 926,501 common shares of Quad at $0.30 per share.  345,001 common shares have been issued as of March 26, 2004 for proceeds of $103,500.

(b)

Issuance of promissory notes payable:

During the period from November 2003 to February 2004, the Company issued $72,000 in promissory notes payable to an unrelated party.  The promissory notes are due and payable on demand and bear interest of 12% per annum.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DATAJUNGLE SOFTWARE INC.

/s/ Larry Bruce

By:

April 23, 2004

Larry Bruce

Date

Vice President Finance